SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          November 30, 1995




                        KEYSTONE FINANCIAL, INC.

     (Exact name of registrant as specified in its charter)



      Pennsylvania                   0-11460                23-2289209

State or other jurisdiction    (Commission File Number)  (IRS Employer ID No.)
 of incorporation)



One Keystone Plaza,P.O.Box 3660,Harrisburg, Pennsylvania 17105-3660
(Address of principal executive offices)                           (ZIP CODE)


Registrant's telephone number including area code:     (717) 233-1555














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Item 5    Other Events

For the month ended November 30, 1995, consolidated total interest income was $30,765,484, consolidated total noninterest income was $3,940,583, and consolidated net income was $5,066,102. These unaudited results reflect 30 days of combined operations of Keystone Financial, Inc., following its merger with Shawnee Financial Services Corporation on October 10, 1995. In the opinion of the management of Keystone Financial, Inc., all adjustments (consisting only of normal recurring accruals) necessary to reflect a fair statement of the results for this interim period have been included. The results for the month ended November 30, 1995, are not necessarily indicative of the results for the entire year.

                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Keystone Financial, Inc.
                              (Registrant)



Date:    December 11, 1995


                         Donald F. Holt
                         Senior Vice President, Controller and
                         Chief Accounting Officer